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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


      Date of Report (date of earliest event reported): February 23, 1998


                            CarrAmerica Realty, L.P.
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             (Exact name of registrant as specified in its charter)



           Delaware                      000-22741              52-1976308
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(State or other jurisdiction            (Commission            (IRS Employer
      of incorporation)                  File No.)           Identification No.)



             1700 Pennsylvania Avenue, N.W., Washington, D.C. 20006
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (202) 624-7500

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                                    FORM 8-K


ITEM 1.  Changes in Control of Registrant.

         Not applicable.

ITEM 2.  Acquisition or Disposition of Assets.

         Not applicable.

ITEM 3.  Bankruptcy or Receivership.

         Not applicable.

ITEM 4.  Changes in Registrant's Certifying Accountant.

         Not applicable.

ITEM 5.  Other Events.

         Attached hereto as Exhibit 99.1 are Historical Summaries of Operating Revenue and Expenses for the nine months ended September 30, 1997 (unaudited) and the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report for Tower of the Hills in accordance with Rule 3-14 of Regulation S-X.

ITEM 6.  Resignations of Registrant's Directors.

         Not applicable.

ITEM 7.  Financial Statements and Exhibits.

         (a)      Financial Statements.

         Attached hereto as Exhibit 99.1 are Historical Summaries of Operating Revenue and Expenses for the nine months ended September 30, 1997 (unaudited) and the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report for Tower of the Hills.


         (b)      Exhibits.


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                  Exhibit
                  Number
                  ------

                  99.1              Financial Statements.

                                    Historical Summaries of Operating Revenue and Expenses for the nine months ended September 30, 1997 (unaudited) and the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report for Tower of the Hills.


ITEM 8.           Change in Fiscal Year.

                  Not applicable.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


Date:  February 23, 1998



                            CARRAMERICA REALTY, L.P.
                              By: CarrAmerica Realty GP Holdings, Inc.,
                                  its general partner



                              By: /s/ Brian K. Fields
                                  ----------------------------------
                                  Brian K. Fields
                                  CFO, Treasurer and Vice President




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                                  EXHIBIT INDEX


Exhibit
Number
------

99.1     Financial Statements.

         Historical Summaries of Operating Revenue and Expenses for the nine months ended September 30, 1997 (unaudited) and the year ended December 31, 1996 with accompanying notes and Independent Auditors' Report for Tower of the Hills.